UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
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[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-12.

VASOMEDICAL, INC.
(Name of Registrant as Specified in its Charter)
________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Title of each class of securities to which transaction applies:
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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VASOMEDICAL, INC.
_______________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 14, 2011
_______________

To our Stockholders:

An annual meeting of stockholders will be held at the Holiday Inn, 369 Old Country Road, Carle Place, NY 11514 on Monday, November 14, 2011, beginning at 10:00 A.M. EST.  At the meeting, you will be asked to vote on the following matters:

1.	Election of two directors in Class I, two directors in Class II and three directors in Class III to hold office until the 2012, 2013 and 2014 Annual Meetings of Stockholders, respectively.

2.	Ratification of the appointment of Rothstein, Kass & Company, P.C. as our independent registered public accountants for the year ending December 31, 2011.

3.	Any other matters that properly come before the meeting.

The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

If you are a stockholder of record at the close of business on September 23, 2011, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement is first being mailed to stockholders on or about October 5, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on November 14, 2011.  The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com for registered holders and for beneficial owners.

By Order of the Board of Directors,
/s/ Jun Ma
                                                                                         JUN MA
 Chief Executive Officer and President
Dated:   October 5, 2011
              Westbury, New York

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING, FILING A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE MEETING AND VOTING IN PERSON.

THIS PAGE LEFT INTENTIONALLY BLANK

VASOMEDICAL, INC.
180 Linden Avenue
Westbury, New York  11590

_______________

PROXY STATEMENT
_______________

ANNUAL MEETING OF STOCKHOLDERS
Monday, November 14, 2011
_______________

This proxy statement is being furnished to the holders of common stock, par value $.001, per share (the “common stock”) of Vasomedical, Inc. (the “Company”) in connection with the solicitation by and on behalf of its board of directors (the “Board”) of proxies for use at the Annual Meeting of Stockholders. Our Annual Meeting of Stockholders will be held on Monday, November 14, 2011, at the Holiday Inn, 369 Old Country Road, Carle Place, NY 11514 at 10:00 A.M. EST.   This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting. This notice and proxy statement is first being mailed to stockholders on or about October 5, 2011.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following:

•	election of two Class I directors, two Class II directors and three Class III directors;
•	ratification of the appointment of our independent certified public accountants; and
•	any other matters that properly come before the meeting.

Who is entitled to vote at the meeting?

You may vote if you were a stockholder of record as of the close of business on September 23, 2011. Each share of stock is entitled to one vote.

How do I vote?

You can vote in two ways:

•           by attending the meeting in person; or
•           by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, (2) filing with our corporate secretary (Corporate Secretary, Vasomedical, Inc. 180 Linden Avenue, Westbury, New York  11590) a written notice revoking your proxy, or (3) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominees for director described herein, and FOR the ratification of our appointment of Rothstein, Kass & Company, P.C. as our independent certified public accountants.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company (718) 921-8200.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm.  Under current rules of the New York Stock Exchange to which its members are subject, brokerage firms holding shares of common stock in “street name” may vote, in their discretion, on behalf of their clients if such clients have not furnished voting instructions with respect to ratification of the selection of the Company’s independent registered public accounting firm, but not with respect to the election of directors or any of the other proposals. Such voted shares are counted for the purpose of establishing a quorum.  A broker non-vote occurs when a broker cannot exercise discretionary voting power and has not received instructions from the beneficial owner.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. Proxies submitted that contain abstentions or broker non-votes will be deemed present at our meeting. In order for us to conduct our meeting, a majority of the combined voting power of our outstanding common stock as of the close of business on September 23, 2011, must be present at the meeting. This is referred to as a quorum. On September 23, 2011, there were 148,932,104 common shares outstanding and entitled to vote as a single class.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast.  This means that the nominee for a slot with the most votes, or, if there are two or more nominees for a class, the two or three nominees, as the case may be, with the most votes for a particular class, will be elected to fill the available slot(s) for that class. Shares that are not voted, either because you marked your proxy card to withhold authority to vote for one or more nominees or because they are broker non-votes, will have no impact on the election of directors.

The ratification of the appointment of Rothstein, Kass & Company, P.C. as our independent registered public accounting firm requires the affirmative vote of a majority of the total votes cast on the proposal (whether in person or by proxy) by holders entitled to vote on the proposal, assuming a quorum is present at the meeting.  An abstention will be counted as a vote against that proposal and broker non-votes are not considered votes cast with respect to that matter, and consequently, will have no effect on the votes on that matter.

Our officers and directors directly or beneficially own 44.31% of our voting power.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our common stock as of September 23, 2011 of (i) each person known by us to beneficially own 5% or more of the shares of outstanding common stock, based solely on filings with the SEC, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by the persons named as owners.

The percentage of beneficial ownership for the table is based on 148,932,104 shares of our common stock outstanding as of September 23, 2011. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their shares of our common stock. Unless otherwise indicated, each beneficial owner listed below maintains a mailing address of c/o Vasomedical, Inc., 180 Linden Avenue, Westbury, New York 11590.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)	% of Common Stock (2)
Michael J. Beecher **.	100,000	*
Peter Castle **	200,000	*
William Dempsey **.	6,677,000	4.36%
John C. K. Hui, PhD (3) **	1,492,214	*
David Lieberman **	1,324,200	*
Jun Ma, PhD **	2,045,834	1.33%
Benham Movaseghi **	1,064,404	*
Jonathan Newton **.	150,000	*
Edgar Rios **	1,475,000	*
Simon Srybnik (4) (5) **	55,738,318	35.40%
Louis Srybnik (4) (5)	45,165,993	28.71%

** Directors and executive officers as a group (10 persons)	70,266,970	44.31%

*Less than 1% of the Company's common stock

1.
No officer or director owns more than one percent of the issued and outstanding common stock of the Company unless otherwise indicated.  Includes beneficial ownership of the following numbers of shares that may be acquired within 60 days of September 23, 2011 pursuant to a warrant awarded under the Securities Purchase Agreement with Kerns Manufacturing Corp. (“Kerns”), and stock options awarded under our stock plans:

	Stock
	Options	Warrants	Total
John C. K. Hui, PhD	369,558		369,558
Jun Ma, PhD	400,000		400,000
Behnam Movaseghi	350,000		350,000
Simon Srybnik	150,000	4,285,714	4,435,714
Directors and executive
officers as a group			5,555,272

2.	Applicable percentages are based on 148,932,104 shares of common stock outstanding as of September 23, 2011, adjusted as required by rules promulgated by the SEC.
3.	Includes 789,322 shares that are held in a trust for the benefit of Dr. Hui’s child. Dr. Hui and his wife are the trustees of this trust.
4.
Simon Srybnik and his brother Louis Srybnik are the sole directors and the Chairman of the Board and President, respectively of Kerns, which is the record holder of 25,714,286 shares (of which 4,285,714 shares are not issuable until a restricted warrant is exercised). They are the sole shareholders of Kerns, each holding 50% of the shares.  The reporting persons, accordingly, share voting and dispositive powers over the 21,428,572 shares held by Kerns and share dispositive power over the 4,285,714 shares underlying the restricted warrant. As a result, they may be deemed to be the co-beneficial owners of an aggregate of 25,714,286 shares.  Mr. Simon Srybnik also holds sole dispositive power over 150,000 shares underlying the option he was granted upon being appointed to the Board of Directors, 598,125 shares of common stock awarded him as of May 31, 2011, as well as 11,460,900 additional shares of common stock.  Mr. Louis Srybnik holds sole dispositive power over 1,636,700 shares of common stock.

5.
Simon Srybnik and his brother Louis Srybnik are the sole directors and officers of Living Data Technology Corporation (“Living Data”). They also each own 35% of the outstanding shares of Living Data.  The reporting persons, accordingly, share voting and dispositive powers over the 17,815,007 shares of our common stock owned by Living Data and, as a result, may be deemed to be the co-beneficial owners thereof.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Certificate of Incorporation provides for a Board consisting of not less than three nor more than nine directors. Our Board now consists of seven directors.  The Board has three classes of directors: Class I, whose term will expire in 2012; Class II, whose term will expire in 2013; and Class III, whose term will expire in 2014.  The directors each intend to serve on the Board until his successor is duly elected and qualified.  The Board has nominated Mr. Rios and Mr. Dempsey for election as Class I directors to serve until the 2012 annual meeting of stockholders or until their successors are duly elected and qualified.  The Board has nominated Mr. Movaseghi and Mr. Castle for election as Class II directors to serve until the 2013 annual meeting of stockholders or until their successors are duly elected and qualified.  The Board has nominated Mr. Srybnik, Dr. Ma and Mr. Lieberman for election as Class III directors to serve until the 2014 annual meeting of stockholders or until their successors are duly elected and qualified.  Each nominee is currently serving as a director of the Company.

           Assuming a quorum is present, the nominee for a slot with the most votes, or, if there are two or more nominees for a class, the two or three nominees, as the case may be,  with the most votes for a particular class, will be elected to fill the available slot(s) for that class. Consequently, any shares not voted at the meeting, whether by abstention or otherwise, will have no effect on the election of directors. Shares represented by executed proxies in the form enclosed will be voted, unless otherwise indicated, for the election as directors of the nominees identified above unless any such nominee shall be unavailable, in which event such shares will be voted for a substitute nominee designated by the Board. The Board has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE ABOVE NOMINEES AS DIRECTORS

Directors’ Compensation

Directors receive an annual fee of $15,000, payable in stock or cash.  In addition, each director receives a fee of $1,500 for each Board meeting attended in person and $2,500 for each Audit Committee meeting attended.  The Company also reimburses directors for reasonable expenses incurred in attending board and committee meetings.

The table below summarizes compensation paid in fiscal 2011 by the Company to its directors:

Director Compensation

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Simon Srybnik	4,500	21,000	-	-	-	-	25,500
Behnam Movaseghi (1)	7,500	21,000	-	-	-	50,000	78,500
Derek Enlander	12,000	21,000	-	-	-	-	33,000
William Dempsey (2)	6,000	21,000	-	-	-	50,000	77,000
Peter Castle	14,500	31,500	-	-	-	-	46,000
Edgar Rios (3)	1,500	31,000	-	-	-	297,500	330,000
David Lieberman (3)	1,500	31,000	-	-	-	204,000	236,500
Abraham Cohen	1,500	-	-	-	-	-	1,500

(1)	During fiscal year 2011, Behnam Movaseghi received a grant of 116,279 shares of restricted common stock valued at $50,000 for consulting work outside of his duties as a director.
(2)	During fiscal year 2011, William Dempsey received $50,000 for consulting work outside of his duties as a director.
(3)
Edgar Rios and David Lieberman received 875,000 shares of restricted common stock valued at $297,500 and 600,000 shares of restricted common stock valued at $204,000, respectively, in conjunction with the engagement of Edgary Consultants, LLC as a consultant to the Company.

 Board Meetings and Attendance

Our Board held nine meetings during our fiscal year ended May 31, 2011. Each director attended or participated in at least 75% of such meetings of the Board.  No annual meeting was held in 2010.

Audit Committee and Audit Committee Financial Expert

The Board has a standing Audit Committee.  The Board has affirmatively determined that the director who serves on the Audit Committee is independent.  The Audit Committee currently consists of Peter C. Castle.  Mr. Castle has substantial experience in assessing the performance of companies gained by serving in various capacities in other companies.  As a result, he has an understanding of financial statements.

Mr. Castle regularly meets with our independent registered public accounting firm outside the presence of management.  The Charter of the Audit Committee is included herein as Exhibit B.  The Audit Committee held four meetings during 2011.

Compensation Committee

Our Compensation Committee annually establishes, subject to the approval of the Board and any applicable employment agreements, the salaries which will be paid to our executive officers during the coming year, and administers any stock-based benefit plans.  The Compensation Committee currently consists of Behnam Movaseghi (Chairman) and Peter C. Castle, each of whom is independent.  The Compensation Committee did not meet in fiscal 2011.

Nominating Committee

The Company does not maintain a standing nominating committee.

Information about the Directors and Nominees

The following is a brief account of the business experience for at least the past five years of our directors:

Name of Director	Age	Principal Occupation	Director Since
Simon Srybnik	95	Chairman of the Board and Director	June, 2007
David Lieberman	66	Vice Chairman of the Board and Director	February, 2011
Jun Ma	48	President and Chief Executive Officer	June, 2007
Behnam Movaseghi (2)	58	Director	July, 2007
Edgar Rios	59	Director	February, 2011
William Dempsey	57	Director	June, 2010
Peter C. Castle (1) (2)	43	Director	August, 2010

(1) Member of the Audit Committee
(2) Member of Compensation Committee

The following is a brief account of the business experience for at least the past five years of our directors:

Simon Srybnik has been a director since June 2007 and Chairman of the Board since June 2010.   He is the Chairman of the Board of Kerns Manufacturing Corp. and Living Data Technology Corp.  A lifetime entrepreneur and industrialist, Mr. Srybnik has founded and managed many companies in various industries including machinery and process equipment, aerospace and defense, biotechnology and healthcare.

David Lieberman has been a director of the Company and the Vice Chairman of the Board, since February 2011. Mr. Lieberman has been a practicing attorney in the State of New York for in excess of 35 years, specializing in corporation and securities law. He is currently a senior partner at the law firm of Beckman, Lieberman & Barandes, LLP, which firm performs certain legal services for the Company. Mr. Lieberman was Chairman of the Board of Herley Industries, Inc., which company was sold in March, 2011.

Jun Ma, PhD has been a director since June 2007 and was appointed President and Chief Executive Officer of the Company on October 16, 2008.   Dr. Ma has been an associate professor in engineering at New York Institute of Technology since 1997 and an assistant professor from 1993 to 1997.  Previously Dr. Ma provided technology and business consulting services to several companies in aerospace, automotive, biomedical, medical device, and other industries, including Kerns Manufacturing Corp. and Living Data Technology Corp., both of which are stockholders of our Company.

Behnam Movaseghi has been a director since July 2007. Mr. Movaseghi has been treasurer of Kerns Manufacturing Corporation since 2000, and controller from 1990 to 2000. For approximately ten years prior thereto Mr. Movaseghi was a tax and financial consultant. Mr. Movaseghi is a Certified Public Accountant.

Edgar G. Rios has been a director of the Company, since February 2011. Mr. Rios currently is President of Edgary Consultants, LLC. and was appointed a director in conjunction with the Company’s consulting agreement with Edgary Consultants, LLC. Mr. Rios is co-founder and managing director of Wenzi Capital Partners, a venture capital and private equity firm. Mr. Rios was Executive Vice President, General Counsel, Secretary, and Director of AmeriChoice Corporation from its inception in 1989 through its acquisition by UnitedHealth in 2002. He is a co-founder of AmeriChoice and was part of the management team that grew revenues to $675 million in 2001. Prior to co-founding AmeriChoice, Mr. Rios was a co-founder of a number of businesses that provided technology services and non-technology products to government purchasers. Over the years, Mr. Rios also has been an investor, providing seed capital to various technology and nontechnology start-ups. Mr. Rios also serves as a member of the Board of Trustees of Meharry Medical School and as a director and secretary of the An-Bryce Foundation. Mr. Rios holds a J.D. from Columbia University Law School and an A.B. from Princeton University.

William Dempsey has been a director since June 2010.  Mr. Dempsey is the former owner and Managing Director of Cardiac Services Ireland, Ltd., a healthcare and distribution company in Ireland and the United Kingdom.  He has over 30 years experience in the healthcare and distribution market in Ireland.  Mr. Dempsey successfully built and grew Cardiac Services Ireland Ltd. into one of Ireland’s leading suppliers of cardiology, anesthesia, imaging, fetal and obstetrical patient monitoring and resuscitation products.

Peter Castle has been a director since August 2010.  Mr. Castle is currently the President and Chief Operating Officer of NetWolves Corporation, where he has been employed since 1998.  Mr. Castle also held the position of Chief Financial Officer from 2001 until October 2009, Vice President of Finance since January 2000, Controller from August 1998 until December 1999 and Treasurer and Secretary from August 1999.  NetWolves is a global telecommunications and Internet managed services provider offering single-source network solutions that provides multi-carrier and multi-vendor implementation to over 1,000 customers worldwide.

MANAGEMENT

Our Officers are:

Name of Officer	Age	Position held with the Company
Jun Ma, PhD	48	President, Chief Executive Officer and Director
Michael J. Beecher	66	Chief Financial Officer
Jonathan P. Newton	50	Vice President of Finance and Controller
John C.K. Hui, PhD	65	Senior Vice-President and Chief Technology Officer

Michael J. Beecher, CPA, joined the Company as Chief Financial Officer in September 2011.  Prior to joining Vasomedical, Mr. Beecher was Chief Financial Officer of Direct Insite Corp., a publicly held company, from December 2003 to September 2011.  Prior to his position at Direct Insite, Mr. Beecher was Chief Financial Officer and Treasurer of FiberCore, Inc., a publicly held company in the fiber-optics industry.  From 1989 to 1995 he was Vice-President Administration and Finance at the University of Bridgeport.  Mr. Beecher began his career in public accounting with Haskins & Sells, an international public accounting firm.  He is a graduate of the University of Connecticut, a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Jonathan P. Newton served as Chief Financial Officer of the Company from September 1, 2010 to September 8, 2011, and is currently Vice President of Finance and Controller.  From June 2006 to August 2010, Mr. Newton was Director of Budgets and Financial Analysis for Curtiss-Wright Flow Control.   Prior to his position at Curtiss-Wright Flow Control, Mr. Newton was Vasomedical’s Director of Budgets and Analysis from August 2001 to June 2006.  Prior positions included Controller of North American Telecommunications Corp., Accounting Manager for Luitpold Pharmaceuticals, positions of increasing responsibility within the internal audit function of the Northrop Grumman Corporation and approximately three and one half years as an accountant for Deloitte Haskins & Sells, during which time Mr. Newton became a Certified Public Accountant.  Mr. Newton holds a B.S. in Accounting from SUNY at Albany, and a B.S. in Mechanical Engineering from Hofstra University.

John C. K. Hui, Ph.D. has been our Senior Vice President and Chief Technology Officer since October 16, 2008, our President, Chief Executive Officer and Chief Technology Officer from April 1, 2007 through October 15, 2008, as well as a director from February 1995 to June 2010. From February 1995 until April 2007, he was a Senior Vice President.  Dr. Hui has been an Assistant Professor in the Department of Surgery and Division of Cardiology at the State University of Stony Brook, New York since 1978. He has also been a scientist in the medical department of Brookhaven National Laboratories. Dr. Hui was CEO and President of and a principal stockholder in Vasogenics, Inc. at the time of its acquisition by us in January 1995.

Executive Compensation

The following table sets forth the annual and long-term compensation with respect to the Principal Executive Officer (“PEO”) and each of the other executive officers of the Company who received more than $100,000 for services rendered for the year ended May 31, 2011 and 2010:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (2)	Total ($)
Jun Ma, PhD	2011	144,046	-	105,000	-			-	249,046
Chief Executive Officer (3)	2010	148,471	-	25,000	20,000	-	-	-	193,471
Jonathan P. Newton	2011	105,000	-	31,500	-	-	-	210	136,710
Vice President of Finance
and Controller (4)
John C. K. Hui	2011	144,209	-	-	-	-	-	1,193	145,402
Senior Vice President and	2010	157,151	-	20,000	-	-	-	886	178,037
Chief Technology Officer
(Chief Executive Officer) (5)			-
W. Brent Barron	2011	270,000	60,750	17,100	-	-	-	963	348,813
Chief Operating Officer -	2010	45,000	-	-	-	-	-	-	45,000
VasoHealthcare (6)
Tarachand Singh	2011	20,000	-	-	-	-	-	220	20,220
(Chief Financial Officer) (7)	2010	120,000	-	-	-	-	-	960	120,960

1.
Represents fair value on the date of grant.  See Note B to the Consolidated Financial Statements included in our Form 10–K for the fiscal year ended May 31, 2011 for a discussion of the relevant assumptions used in calculating grant date fair value.

2.	Represents amounts matched in the Company’s 401(k) Plan.
3.	Dr. Ma has served as President and Chief Executive Officer since October 16, 2008.
4.	Mr. Newton served as Chief Financial Officer from September 1, 2010 to September 8, 2011, and is currently Vice President of Finance and Controller.
5.	Dr. Hui was President and Chief Executive Officer from April 30, 2007 to October 15, 2008.
6.	Mr. Barron has served as Chief Operating Officer of VasoHealthcare since April 1, 2010.
7.	Mr. Singh was Chief Financial Officer from March 11, 2009 to August 26, 2010.

Employment Agreements

On March 21, 2011, the Company entered into an Employment Agreement with its President and Chief Executive Officer, Jun Ma, for a three-year term ending on March 14, 2014. The Employment Agreement provides for annual compensation of $200,000.  Dr. Ma shall be eligible to receive a bonus for the fiscal year ended May 31, 2011, and for each fiscal year thereafter during the employment term. The amount and the occasion for payment of such bonus, if any, shall be at the discretion of the Board of Directors. Dr. Ma shall also be eligible for an award under any long-term incentive compensation plan and grants of options and awards of shares of the Company’s stock, as determined at the Board of Directors’ discretion. The Employment Agreement further provides for reimbursement of certain expenses, and certain severance benefits in the event of termination prior to the expiration date of the Employment Agreement.

Equity Compensation Plan Information

We maintain various stock plans under which stock options and stock grants are awarded at the discretion of our Board or its compensation committee.  The purchase price of the shares under the plans and the shares subject to each option granted is not less than the fair market value on the date of the grant.  The term of each option is generally five years and is determined at the time of the grant by our Board or the Compensation Committee.  The participants in these plans are officers, directors, employees and consultants of the Company and its subsidiaries and affiliates.

The following table provides information concerning outstanding options, unvested stock and equity incentive plan awards for the named executives as of May 31, 2011:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable	Equity Incentive Plan Awards: Number of Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Jun Ma, PhD	150,000	-	-	$0.12	7/25/2017	-	-	-	-
	250,000	-	-	$0.08	12/17/2014	-	-	-	-
						500,000	$105,000	-	-
Jonathan P. Newton						150,000	$31,500
John C.K. Hui, PhD	50,000	-	-	$3.96	7/11/2011	-	-	-	-
	50,000	-	-	$1.11	7/12/2014	-	-	-	-
	29,558	-	-	$0.57	6/22/2015	-	-	-	-
	40,000	-	-	$0.58	9/20/2015	-	-	-	-
	200,000	-	-	$0.22	4/3/2016	-	-	-	-

The following information is provided about our current stock plans not approved by stockholders:

1999 Stock Option Plan

In July 1999, the Company’s Board of Directors approved the 1999 Stock Option Plan (the 1999 Plan), for which the Company reserved an aggregate of 2,000,000 shares of common stock. The 1999 Plan provides that a committee of the Board of Directors of the Company will administer it and that the committee will have full authority to determine the identity of the recipients of the options and the number of shares subject to each option. Options granted under the 1999 Plan may be either incentive stock options or non-qualified stock options. The option price shall be 100% of the fair market value of the common stock on the date of the grant (or in the case of incentive stock options granted to any individual principal stockholder who owns stock possessing more than 10% of the total combined voting power of all voting stock of the Company, 110% of such fair market value). The term of any option may be fixed by the committee but in no event shall exceed ten years from the date of grant. Options are exercisable upon payment in full of the exercise price, either in cash or in common stock valued at fair market value on the date of exercise of the option.

In July 2000, the Company’s Board of Directors increased the number of shares authorized for issuance under the 1999 Plan by 1,000,000 shares to 3,000,000 shares. In December 2001, the Board of Directors of the Company increased the number of shares authorized for issuance under the 1999 Plan by 2,000,000 shares to 5,000,000 shares. The term for which options may be granted under the 1999 Plan expired July 12, 2009.  In May 2006, the Board of Directors accelerated the vesting period for all unvested options to May 31, 2006.

2010 Stock Option and Stock Issuance Plan

On June 17, 2010 the Board of Directors approved the 2010 Stock Plan (the “2010 Plan”) for officers, directors, employees and consultants of the Company. The stock issuable under the 2010 Plan shall be shares of the Company’s authorized but unissued or reacquired common stock. The maximum number of shares of common stock which may be issued under the 2010 Plan is 5,000,000 shares.

The 2010 Plan is comprised of two separate equity programs, the Options Grant Program, under which eligible persons may be granted options to purchase shares of common stock, and the Stock Issuance Program, under which eligible persons may be issued shares of common stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Company.

The 2010 Plan provides that the Board of Directors, or a committee of the Board of Directors, will administer it with full authority to determine the identity of the recipients of the options or shares and the number of options or shares. Options granted under the 2010 Plan may be either incentive stock options or non-qualified stock options. The option price shall be 100% of the fair market value of the common stock on the date of the grant ( or in the case of incentive stock options granted to any individual stockholder possessing more than 10% of the total combined voting power of all voting stock of the Company, 110% of such fair market value). The term of any option may be fixed by the Board of Directors, or its authorized committee, but in no event shall it exceed five years from the date of grant. Options are exercisable upon payment in full of the exercise price, either in cash or in common stock valued at fair market value on the date of exercise of the option.

As of May 31, 2011, 3,790,000 restricted shares of common stock were granted under the 2010 Plan to non-officer employees and consultants of the Company. As of May 31, 2011, 360,000 shares have been forfeited. In September 2010, 650,000 restricted shares of common stock were granted under the 2010 Plan to officers of the Company. No options were issued under the 2010 Plan during fiscal 2011 or 2010.  At May 31, 2011, 920,000 shares remain available for future issuance under the 2010 Plan.

The following chart summarizes the options, warrants and stock grants outstanding and available to be issued at May 31, 2011:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity Compensation
plans approved by
security holders	1,489,776	$0.17	785,224

Equity Compensation
plans not approved
by security holders (1)	7,994,714	$0.16	920,000

Total	9,484,490		1,705,224

(1)
Includes 4,659,714 shares issuable upon exercise of options and warrants, 250,000 shares issuable under a consulting agreement with a former director, and 3,085,000 shares of restricted common stock granted, but unissued, under the 2010 Plan.  The weighted average exercise price of the options and warrants is $0.16, and the exercise price for the stock grants is zero.  920,000 shares remain available for future grants under the 2010 Plan.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth certain information with respect to stock option exercises by the named executive officers during the fiscal year ended May 31, 2011, and the value of unexercised options held by them at fiscal year-end.

			Number of Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End (1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Jun Ma, PhD			150,000		$58,500
			250,000		$107,500

John C.K. Hui, PhD			50,000
			50,000
			29,558
			40,000
			200,000		$58,000

(1)	Market value of the Company's common stock on May 31, 2011 was $0.51.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On February 28, 2011, David Lieberman and Edgar Rios were appointed by the Board of Directors as directors of the Company. Mr. Lieberman, a practicing attorney in the State of New York, was appointed to serve as the Vice Chairman of the Board. He is currently a senior partner at the law firm of Beckman, Lieberman & Barandes, LLP, which performs certain legal services for the Company. Fees of approximately $42,000 were paid to the firm through the three months ending May 31, 2011. Mr. Rios currently is President of Edgary Consultants, LLC, and was appointed in conjunction with the Company’s consulting agreement with Edgary Consultants, LLC.

The consulting agreement (the “Agreement”) between Vasomedical, Inc. and Edgary Consultants, LLC (“Consultant”) commenced on March 1, 2011 and terminates on February 28, 2013. The Agreement provides for the engagement of Consultant to assist the Company in seeking broader reimbursement coverage of EECP® therapy.  In conjunction with the Agreement, 3,000,000 shares of restricted common stock were issued in March 2011, of which Mr. Rios and Mr. Lieberman received 875,000 shares and 600,000 shares, respectively.  Additional performance-based shares may be issued under the Agreement.

During fiscal 2011, directors and executive officers of the Company purchased, or earned as in-kind dividends, 185,928 shares of Series E preferred stock to in accordance with the following table:

Shares
William Dempsey	65,568
David Lieberman	6,217
Simon Srybnik	114,143

Limitation on Liability of Officers and Directors

We have entered into indemnification agreements with each of our current officers and directors pursuant to which we have agreed, among other things, to indemnify these officers and directors to the fullest extent permitted by Delaware law.

Compensation Committee Interlocks and Insider Participation

During fiscal 2011, our Compensation Committee consisted of Messrs. Movaseghi and Castle. Neither of the members of our Compensation Committee has ever been an officer or employee of the Company, or is a participant in a transaction disclosed, or required to be disclosed, under the heading “Certain Relationships and Related Transactions.”  None of our executive officers serves as a member of the compensation committee or board of directors of any entity that has an executive officer serving on our Compensation Committee or as a director of the Company.

In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions “Compensation Committee Report on Executive Compensation”, and “Audit Committee Report” will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by us under the Securities Act of 1933 or the Securities Exchange Act.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation of our executive officers is generally determined by the Compensation Committee of our Board, subject to applicable employment agreements. Each member of the Compensation Committee is a director who is not our employee. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2011 is furnished by the directors who comprised the Compensation Committee during fiscal 2011.

Executive Compensation Objectives

Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase stockholder value.  It is our policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business.  To attain these objectives, our executive compensation program generally includes a competitive base salary, bonuses and stock-based compensation.

Section 162(m) of the Federal Income Tax Code

Generally, Section 162(m) denies deduction to any publicly held company for certain compensation exceeding $1,000,000 paid to the chief executive officer and the four other highest paid executive officers, excluding, among other things, certain performance-based compensation.  The Compensation Committee and Board intend that the stock and stock options issued qualify for the performance-based exclusion under Section 162(m).  The Compensation Committee will continually evaluate to what extent Section 162 will apply to its other compensation programs.

Respectfully submitted,
The Compensation Committee

Behnam Movaseghi (Chairman)
Peter C. Castle

AUDIT COMMITTEE REPORT

This is a report of the Audit Committee of our Board.  This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under either such Act.

In 2011, our Audit Committee consisted of Peter C. Castle (Chairman) and  Derek Enlander.  The current member of the Audit Committee, Mr. Castle, satisfies the independence requirements and other established criteria by the rules of the Nasdaq Stock Market.  We intend to comply with future audit committee requirements as they become applicable to us. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended May 31, 2011.

As required by its written charter, which sets forth its responsibilities and duties, a copy of which is annexed as Exhibit B, the Audit Committee reviewed and discussed our audited financial statements for the year ended May 31, 2011 with our independent auditors.  The Audit Committee reviewed and discussed with Rothstein, Kass & Company, P.C., the Company’s independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with the accounting principles generally accepted in the United States of America, their judgments as to the quality, and not just the acceptability, of the Company’s accounting principles and such other matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, “Communication With Audit Committees,” as adopted by the Public Company Accounting Oversight Board.  The Audit Committee has also received and reviewed the written disclosures and the letter from Rothstein, Kass & Company, P.C.  required by Independence Standard No. 1, “Independence Discussions with Audit Committees,” as amended by the Independence Standards Board.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended May 31, 2011 for filing with the Securities and Exchange Commission.

The Audit Committee has also reviewed and discussed the fees paid to Rothstein, Kass & Company, P.C. during the last fiscal year for audit and non-audit services, which are set forth below under “Audit Fees” and has considered whether the provision of the non-audit services is compatible with maintaining Rothstein, Kass & Company, P.C.’s independence and concluded that it is.

          Respectfully submitted,
          The Audit Committee

      Peter C. Castle (Chairman)

The following is a summary of the aggregate fees for professional services rendered to us by Rothstein, Kass & Company, P.C., our independent auditors, for the fiscal years ended May 31, 2011 and 2010:

	2011	2010
Audit Fees (1)	$122,750	$75,000
Tax Fees (2)	15,000	15,000
Total	$137,750	$90,000

(1)
Audit Fees consist of aggregate fees billed and to be billed for professional services rendered for the audit of our annual financial statements, review of the interim financial statements included in quarterly reports, and consents issued in connection with registration statements or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended May 31, 2010 and 2011.

(2)
Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning, including fees related to the preparation of federal and state income tax returns.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and the NASD. Based solely upon our review of the copies of the forms it has received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during the fiscal year ended May 31, 2011.

PROPOSAL TWO

PROPOSAL FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of the Audit Committee, recommends that the stockholders ratify the appointment of Rothstein, Kass & Company, P.C. as our Company's independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2011. We expect representatives of Rothstein, Kass & Company, P.C. to attend the annual meeting.

Our Audit Committee has determined that the provision of services by Rothstein, Kass & Company, P.C.  other than for audit related services is compatible with maintaining the independence of Rothstein, Kass & Company, P.C.  as our independent accountants. In accordance with the Audit Committee charter, the Audit Committee approves all audit and non-audit services provided by Rothstein, Kass & Company, P.C., as our independent accountants.

The proposal will be adopted only if it receives the affirmative vote of a majority of the voting power in person or by proxy and entitled to vote at the Annual Meeting on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ROTHSTEIN, KASS & COMPANY, P,C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

FINANCIAL STATEMENTS AND INCORPORATION BY REFERENCE

A copy of our Annual Report to Stockholders for the fiscal year ended May 31, 2011 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

MISCELLANEOUS INFORMATION

As of the date of this Proxy Statement, the Board does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and regular employees may solicit proxies by telephone or personal interview. We may also request brokerage houses and other custodians and nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to such beneficial owners.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.  The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.  We will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a security holder at a shared address to which a single copy of the documents was delivered.  You can notify us by: sending a written request to Investor Relations, Vasomedical, Inc. 180 Linden Avenue, Westbury, New York 11590; calling us at (516) 997-4600; or emailing us at customerservice@vasomedical.com if (i) you wish to receive a separate copy of an annual report or proxy statement for this meeting; (ii) you would like to receive separate copies of those materials for future meetings; or (iii) you are sharing an address and you wish to request delivery of a single copy of annual reports or proxy statements if you are now receiving multiple copies of annual reports or proxy statements.

Stockholder Proposals for 2012 Annual Meeting

Proposals of stockholders intending to be presented at the 2012 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than April 30, 2012 to be included in the proxy statement for that meeting.

By Order of the Board of Directors,
JUN MA
Chief Executive Officer and President

Dated:  October 5, 2011
             Westbury, New York

Exhibit A
VASOMEDICAL, INC.

CORPORATE CODE OF BUSINESS ETHICS

OVERVIEW

It is essential that the highest standards of conduct be observed in all contacts made by Company employees with customers, shareholders, suppliers, governmental officials, fellow employees and the general public. This Corporate Code of Business Ethics represents the Company’s position regarding several important areas of business conduct.  This Code establishes the standards of conduct to be followed by all employees of the Company.

GENERAL POLICY

It is the policy of the Company to comply with all applicable laws, to act fairly, impartially, and in an ethical, proper manner.  The highest standards of conduct are required of our employees and all other persons who act on our behalf, which includes contractors, consultants, etc.  It is Company policy that all persons acting on its behalf comply with the legal requirements of the various countries, economies and regional communities in which the Company does business.  Employees shall conduct the Company’s affairs in accordance with the highest moral and legal standards.  The reputations of the Company and each employee of the Company for unquestioned honesty, integrity and fair dealing are priceless assets.  These are assets that must not be compromised.  Therefore, the guidelines set forth in the following areas apply uniformly to all persons representing each member of the entire Vasomedical, Inc. group of companies.

CODE OF CONDUCT

Vasomedical, Inc.  is committed to promoting integrity and maintaining the highest standards of ethical conduct in all of its business activities.  Our business success is dependent on trusting relationships, built on this foundation of integrity.  Our reputation is founded on the personal integrity of the company personnel and our dedication to:

Honesty in communicating within the company and with our suppliers and customers, while at the same time protecting the company’s confidential information and trade secrets.

Error free workmanship in our products and services, leading to quality products and services to our customers.

Responsibility for our words and actions confirms our commitment to do what we say.

Limitless respect for our fellow employees, shareholders, customers and suppliers while showing willingness to solicit their opinions and value their feedback.

Earnest and fair dealings with our fellow employees, shareholders, customers and suppliers through adherence to all applicable laws, regulations and policies, and high standards of behavior.

Yielding to the need for strong relationships with our employees and the communities affected by our businesses.

EMPLOYEE RELATIONS

People are the cornerstone of our business.  Our continued success depends largely on our ability to attract and develop a diverse work force of qualified men and women.  Any employment or personnel practice that is unjust to any of our employees, however inadvertent, ultimately injures all of us.  Integrity, fairness and respect for others are characteristics we accept as inherent in the Vasomedical culture.  We simply cannot afford to deprive ourselves of capable people for reasons based on unlawful or unjust discrimination.  Recognizing our continuing need to hire and develop qualified people, while basing our judgment on their abilities, we reaffirm our commitment to provide meaningful employment opportunities for men and women and, to fully support all principles of equal opportunity in employment.

Equal Employment Opportunity - it is the policy of Vasomedical to ensure equal treatment for all employees and applicants, regardless of their color, religion, national origin, age, sex, sexual orientation or mental/physical capacity and to comply voluntarily with the concept and practice of affirmative action.  This policy applies to all company activities including, but not limited to, recruiting, hiring, training, transfers, promotions and benefits.

Non-Harassment and Sexual Harassment – it is company policy to provide a workplace free from tensions involving matters that do not relate to company’s business.  In particular, an atmosphere of tension created by ethnic, racial, sexual or religious remarks, unwelcome sexual advances, or requests for sexual favors, will not be tolerated.  Harassment of employees, applicants, customers, contractors or suppliers by other employees is a violation of company policy.

Employees who observe, learn of, or are subject to harassment, are responsible immediately to report the conduct to their supervisor, manager, human resource representative, or Peter C. Castle, as the Chairman of the Audit Committee for the Board of Directors, for prompt investigation (see Section entitled “Reporting Violations” for contact information).  Investigations will be conducted in as discrete and confidential manner as is practicable.

The Company will act promptly and vigorously to take corrective action and appropriate discipline with respect to any harassment or retaliation.

Retaliation against individuals who report such violations of company policy, or against those who provide information in an investigation of such violations, is a violation of company policy.

COMMUNITY INVOLVEMENT

Each of the Company’s facilities will function as an integral part of the country, economy and regional community in which it conducts the Company’s business operations.  Employees are encouraged to participate in community activities as concerned and responsible citizens.  Both the Company and its employees benefit from any activity that improves the health, well-being, education and culture of the community.  Together, they have a responsibility to support and share in the development of social and civic activities designed to improve the quality of life in each such community.

ENVIRONMENTAL CONCERNS

Vasomedical, Inc. is firmly committed to conducting its business in compliance with all applicable environmental and workplace laws and regulations in a manner that has the highest regard for the safety and well being of employees and the general public.  Therefore, Vasomedical expects all employees to do their utmost to abide by the letter and spirit of these laws and regulations.  The Company will comply with applicable laws and regulations.  The Company’s environmental concerns include the health and aesthetic needs of communities’ citizens.  The Company will participate in the development of standards designed to conserve the quality of the environment.  The exercise of personal discretion or judgment in this area is not acceptable.

SAFETY

The protection of the health of its employees and their safety from injury are fundamental objectives of the Company.  These are moral responsibilities of each employee as well and the Company recognizes their importance to the success of the business.  Therefore, the Company’s goal is to be a leader in safety and health in its industry. The Company will also provide its customers with products that meet high standards of safety and reliability.  Accordingly, employees will strive to minimize the potential risk of injury or illness to others from goods and services furnished by the Company.  A Company goal is to maintain a position of industry leadership in meeting these standards.

In order to protect the safety and well being of all employees, each of us must report to work free from the influence of any substance that could prevent us from conducting work activities safely and effectively.

QUALITY

Vasomedical is committed to being a worldwide leader in quality for every product it provides in every market it serves.  The Company is dedicated to continued improvement in its overall quality performance in every facet of its operations.  The Company’s goal is to conform consistently to its customers’ expectations regarding its products and services.  To maintain Vasomedical’s valuable reputation, compliance with our quality processes is essential.  We damage our good name when we ship products or deliver services that fail to live up to Vasomedical standards.

CUSTOMERS AND SUPPLIERS

Employees should conduct all of the business affairs of the Company at arm’s length without consideration of personal advantage or self-interest.  It is contrary to Company policy for employees to accept or furnish gifts, favors or entertainment of a size or nature which might influence or raise doubts as to the impartiality of the recipient.  Any questionable conduct or appearance thereof must be avoided in dealing with customers, suppliers or others doing or seeking to do business with Vasomedical, Inc.

We must protect customer information that is sensitive, private or confidential just as carefully as our own.  Only those who have a need to know should have access to confidential information.

We must take special care to comply with all legal and contractual obligations in dealing with governments.  National and local governments all around the world have specific and varied procurement laws and regulations that have been established to protect the pubic interest.  Many other laws strictly govern accounting and billing practices applied to the fulfillment of government contractors and subcontractors.  Vasomedical employees who deal with government officials and contracts are responsible for knowing and complying with applicable laws and regulations.

COMPETITORS

Collecting information on our competitors from legitimate sources to evaluate the relative merits of their products, services and marketing methods is proper and often necessary.  However, there are limits to the ways information should be acquired.  Practices such as industrial espionage and stealing are obviously wrong.  But so is seeking confidential information from a new employee who recently worked for a competitor, or misrepresenting your identity in the hopes of getting confidential information from a competitor.

Vasomedical  is firmly committed to compliance with both the letter and spirit of the antitrust laws wherever they are in force.  Any form of questionable intelligence gathering is strictly against the provisions of this Code.  By strengthening the free market system, these laws have permitted Vasomedical, Inc.  to grow and prosper.  Accordingly, the Company’s employees will compete vigorously with its competitors at all times.

ANTI-TRUST AND RESTRICTIVE TRADE PRACTICES

The anti-trust laws of the United States prohibit certain anti-competitive activities.  These include agreements or understandings among competitors to fix or control prices; to boycott specified suppliers or customers; to allocate territories or markets; or to limit the production or sale of products or product lines.  Employees shall not engage in such activities and shall report any instance in which such activities were proposed or discussed to the Chairman of the Audit Committee for the Board of Directors (see Section entitled “Reporting Violations” for contact information).

Employees shall not engage directly or indirectly in any restrictive international trade practice (i.e., a boycott of a supplier or customer).  Employees shall report the receipt of any request to engage in such activities to the Chairman of the Audit Committee for the Board of Directors (see Section entitled “Reporting Violations” for contact information).

CONFIDENTIAL INFORMATION

Vasomedical believes its confidential proprietary information is an important asset in the operation of its business and prohibits the unauthorized use or disclosure of this information.  Employees shall not disclose directly or indirectly any confidential information acquired in the course of employment, nor shall employees use such information to further any personal interest or to the Company’s disadvantage.  This includes trading or providing information to others to permit them to trade in securities of the Company or other companies while in possession of material non-public information about those securities.

Vasomedical respects the property rights of other companies to their proprietary information and requires its employees to fully comply with both the spirit and the letter of U.S. and foreign laws and regulations protecting such rights.  Vasomedical’s success is dependent upon the strict adherence by employees to this portion of the Code and all applicable standards and procedures.

DISCLOSURE OF COMPANY INFORMATION

Information is the lifeblood of any company.  Open and effective dissemination of this information is critical to our success.  However, much of the information concerning Vasomedical’s business activities is confidential.  The disclosure of this information outside the company could seriously damage the company’s interests.  Safeguarding this information is everyone’s responsibility.

To protect this information, it is company policy that:

•           Confidential information of the company should be disclosed within the company only on a need-to-know basis;
•           Confidential information of the company (paper and electronic) must be marked with additional handling instructions;
•           Confidential information of the company should be disclosed outside the company only when required by law or when necessary to further the company’s business activities and in accordance with the company’s disclosure guidelines.

We also have an obligation to protect the confidential information provided to us by our customers and suppliers during the course of business.  They expect this from us just as we expect it from them.

FINANCIAL ACCOUNTING AND REPORTING

All business records, expense accounts, vouchers, invoices, bills, payroll, service records and other reports, books and records of the Company must be prepared with care and accuracy and maintained in a verifiable manner in conformance with generally accepted accounting principles (GAAP).  All entries to Company ledger accounts must be substantiated by documentation that accurately describes the transaction they represent.

All corporate funds and accounts must be established in accordance with applicable Standard Practices.  No fund or account is to be established or maintained for a purpose that is not fully and accurately described in the relevant books of the Company.  All company books, records, accounts, funds and assets must be maintained to reflect fairly and accurately the underlying transactions and disposition of company business in reasonable detail.  No entries will be made that intentionally conceal or disguise the true nature of any company transaction.

In this respect, the following guidelines must be followed:
  No undisclosed, unrecorded, or “off-book” funds or assets should be established for any purpose.
  No false or fictitious invoices should be paid or created.
  No false or artificial entries should be made or misleading reports issued.
  Assets and liabilities of the company shall be recognized and stated in accordance with the company’s standard practices and GAAP.
If an employee believes that the company’s books and records are not being maintained in accordance with these requirements, the employee should report the matter directly to their supervisor, or to Mr. Castle, as Chairman of the Audit Committee for the Board of Directors (see Section entitled “Reporting Violations” for contact information).

INSIDER TRADING

Employees shall not trade in securities while in possession of material inside information.  To avoid even the appearance of insider trading, employees shall not trade in options in the company’s stock and shall avoid speculating in Vasomedical stock.  All employees shall follow the guidelines on securities trading issued by the company.

Federal law and company policy prohibits employees, directly or indirectly through their families or others, from purchasing or selling company stock while in possession of material, non-public information concerning the company.  To avoid even the appearance of improprieties, company policy also prohibits employees from trading options on the open market in company stock under any circumstances.

Material, non-public information is any information that could reasonably be expected to affect the value of a stock.  If an employee is considering buying or selling a stock because of inside information they may possess, they should assume that such information is material.  It is also important for the employee to keep in mind that if any trade they make becomes the subject of an investigation by the government, the trade will be viewed after-the-fact with the benefit of hindsight.  Consequently, employees should always carefully consider how their trades would look from this perspective.

If an employee’s family or friends ask for advice about buying or selling company stock, the employee should not provide it.  Federal law and company policy also prohibit the employee from “tipping” family or friends regarding material, non-public information that the employee learns about Vasomedical in the course of employment.  The same penalties apply, regardless of whether the employee derives any benefit from the trade.

CONFLICTS OF INTEREST

Each Vasomedical employee must be careful to avoid any situation that might create a personal conflict of interest.  This may involve participating in activities, including outside employment, which conflict or appear to conflict with Vasomedical’s business.  Included are financial interests in suppliers or competitors. Business decisions and actions must be based on the best interests of Vasomedical and must not be motivated by personal considerations or relationships.  Relationships with prospective or existing suppliers, contractors, customers, competitors or regulators must not affect our independent and sound judgment.

General guidelines to help employees better understand several of the most common examples of situations that may cause a conflict of interest follow:

Outside Employment – employees of Vasomedical may not work for or receive payments from any competitor, customer, distributor or supplier of Vasomedical without approval of local management.  Any outside activity must be strictly separated from Vasomedical employment and should not harm job performance at Vasomedical.

Board Memberships – serving on the Board of Directors or a similar body for an outside company or government agency requires the advance approval of local management.  Helping the community by serving on boards of non-profit or community organizations is encouraged and does not require prior approval.

Gifts Given to Vasomedical Employees – employees of Vasomedical may not accept kickbacks, lavish gifts or gratuities.  We can accept items of nominal value, such as small promotional items bearing another company’s name.  We cannot accept anything that might make it appear that our judgment for Vasomedical would be compromised.

Gifts Given by Vasomedical Employees – some business situations call for giving gifts.  Gifts from Vasomedical must be legal, reasonable and approved by local management.

TRADE (EXPORT AND IMPORT)

Compliance with the U.S. Export Administration Regulations issued by the U.S. Department of Commerce should be strictly enforced.  The Marketing and Contracts group has the lead role within Vasomedical to ensure compliance with the laws and regulations pertaining to importing and exporting for all countries where Vasomedical does business.  The export regulations are very complex and employees who are unfamiliar with them should not make decisions regarding licenses, etc.

INTERNATIONAL CITIZENSHIP

Since Vasomedical, Inc. is a multinational company, employees will frequently be confronted with laws, regulations and business practices in the various countries and economies that differ from those in places where they customarily do business.  However, honesty and integrity are not subject to equivocation at any time in any culture.  Vasomedical, Inc.  will be a responsible corporate citizen in every country in which it conducts its business. By maintaining high levels of personal integrity and by recognizing the needs of the host countries in which the Company conducts its business, Vasomedical, Inc.  will maintain its reputation for fairness and ethical behavior on a worldwide basis.

REPORTING VIOLATIONS

There are no easy answers to many ethical issues we face in our daily business activities.  In some circumstances, the right thing to do will be obvious, but in other more complex situations, it may be difficult for an employee to decide what to do.  When an employee is faced with a tough ethical decision or whenever they have any doubts as to the right thing to do, they should talk to someone else such as their supervisor or another manager.  The company also has a member of the Board of Directors who has been identified as the individual to handle reports on violations of company policy.  As the Chairman of the Audit Committee for the Board of Directors, Mr. Castle serves as the individual to whom reported violations of company policy should be made, as well as any suspected misconduct by any employee or representative of the company.  This may be done anonymously in writing to:   Peter C. Castle, 270N Duffy Avenue, Hicksville, New York  11801.

Vasomedical, Inc. will not permit any form of retribution against any person, who, in good faith, reports known suspected violations of this Corporate Code of Business Ethics or other company policy.

DELEGATION OF AUTHORITY

Only employees who are specifically authorized may commit the company to others.  A commitment by Vasomedical includes the execution of any written agreement or any other undertaking that obligates or binds the company in any respect, whether or not it involves the payment of money.  Employees must never execute a document or otherwise commit the company unless they have clear authority to do so.  They should check with the Controller of their organization to determine what authority limits have been delegated to them.  Failure to follow this portion of the Code will subject the employee to disciplinary action.

USE OF COMPANY ASSETS

Vasomedical’s assets are to be used only for legitimate business purposes of Vasomedical, Inc. and its subsidiaries and only by authorized employees or their designees.  This includes tangible and intangible assets.  Some examples of tangible assets include office equipment such as phones, copiers, computers, furniture, supplies and production equipment.

We all have a responsibility to protect Vasomedical assets entrusted to us from loss, damage, misuse or theft.  Vasomedical assets, such as funds, products or computers, may only be used for business purposes and other purposes approved by management.  Vasomedical assets may never be used for illegal purposes.

Vasomedical’s electronic mail (e-mail) system should be restricted primarily to company business.  Highly confidential information should be handled appropriately. The company reserves the right at any time to monitor and inspect, without notice, all electronic communications data and information transmitted over network and electronic files located on personal computers owned by the company or computers on the premises used in company business.

To the extent permitted under applicable law, employees, contractors and temporary employees shall assign to the company any invention, work of authorship, composition or other form of intellectual property created during the period of employment.  Each employee shall execute a Confidentiality Agreement prior to commencing work for Vasomedical.

PURPOSE OF THE CODE OF BUSINESS ETHICS

This Corporate Code of Business Ethics is a guide to help employees of Vasomedical live up to Vasomedical’s high ethical standards – and their own.  It summarizes many of the laws that Vasomedical and its employees are required to live by.  The Code goes beyond the legal minimums, however, by describing the ethical values we all share.  This Code is neither a contract nor a comprehensive manual that covers every situation employees throughout the Company might encounter.  It is a guide that highlights key issues and identifies policies and resources to help employees reach decisions that will make Vasomedical, Inc. proud.

RESPONSIBILITY AND ACCOUNTABILITY

As employees of Vasomedical, Inc. , each of us has the personal responsibility to make sure that our actions abide by this Corporate Code of Business Ethics and the laws that apply to our work.  If anyone has any questions or concerns about illegal or unethical acts, check with your supervisor, or contact Mr. Castle, as Chairman of the Audit Committee for the Board of Directors (see Section entitled “Reporting Violations” for contact information).  Keep in mind that failure to abide by this Code and the law will lead to disciplinary measures appropriate to the violation.

ADMINISTRATION

Employees acting on behalf of the Company are responsible for adherence to this Policy.  All managers are responsible for advising their employees of the principles embodied in this Corporate Code of Business Ethics and for directing their activities consistent with these principles.

ADDITIONAL RESPONSIBILITIES OF MANAGERS

Vasomedical managers are expected to lead according to our standards of ethical conduct, in both words and actions.  Managers are responsible for promoting open and honest two-way communications.  Managers must be positive activists and role models to show respect and consideration for each of our employees.  Managers must be diligent in looking for indications that unethical or illegal conduct has occurred.

Exhibit B
VASOMEDICAL, INC.
CHARTER OF THE AUDIT COMMITTEE

  I.           Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.  The Audit Committee's primary duties and responsibilities are to:

•	Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Monitor the independence and performance of the Company's independent auditors and internal audit function.

•	Monitor the Company’s compliance with legal and regulatory requirements.

•	Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.           Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised of such number of directors as determined by the Board, each of whom shall be an independent director (as such is defined by Nasdaq rules), free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a reasonable level of financial sophistication so as to be able to read and understand and analyze financial statements of the Company.

Audit Committee members shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. If an audit committee Chair is not designated, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

At the request of a member of the Audit Committee, management, the independent public accountants, or the internal auditor, the Audit Committee may meet and confer with such officers and employees of the Company as the Audit Committee shall deem appropriate in connection with carrying out the Audit Committee’s responsibilities, including any significant difficulties encountered during the course of the audit and any restrictions on the scope of work or access to required information.

III.           Audit Committee Responsibilities and Duties

1.           Overseeing the internal audit function and reviewing, on a continuing basis, the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

2.           Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

3.           Pre-approving audit and non-audit services provided to the Company by the independent auditors; in this regard, the Audit Committee shall have the sole authority to approve the hiring (subject to the approval of the Company’s stockholders)  and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors.

4.           Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by:

(a)           reviewing the independent auditors' proposed audit scope, approach and independence;

(b)           obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them;

(c)           reviewing the independent auditors' peer review conducted every three years;

(d)           discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

(e)           reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements; and

(f)           reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC.

5.           Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements including the Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews.

6.           Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors.

7.           Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release.

8.           Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities.

9.           Reviewing, approving and monitoring the Company's code of ethics for its senior officers.

10.           Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act.

11.           Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements.

12.           Providing oversight and review at least annually of the Company's risk management policies, including its investment policies.

13.           Reviewing the performance of the independent auditors and ensure that the independent auditors are accountable to the Board of Directors.

14.           Ensuring receipt from the independent auditors of a formal written statement delineating between the auditor and the Company, consistent with Independence Standards Board Standard 1, as well as actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

15.           If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist.

16.           Reviewing related party transactions for potential conflicts of interest.

17.           Reviewing and reassessing the adequacy of its formal written charter on an annual basis.

18.           Performing other oversight functions as requested by the full Board of Directors.

IV.            Other Audit Committee Responsibilities

19.           Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

20.           Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

21.           Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Business Conduct.

Exhibit C

COMPENSATION COMMITTEE CHARTER
OF THE BOARD OF DIRECTORS OF

VASOMEDICAL, INC.

Purpose

The purpose for the Compensation Committee of the Board of Directors of Vasomedical, Inc. shall be to discharge the Board's responsibilities relating to compensation of the Company's executive officers. The Compensation Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company. The Compensation Committee also has responsibility for preparing a report of executive compensation for inclusion in the Company's annual proxy statement.
Membership

The Compensation Committee will consist of at least two members of the Board of Directors, each of whom will be appointed by and serve at the discretion of the Board of Directors and shall meet the following requirements, as well as any requirements promulgated by the SEC now or in the future.

(a)           Each member will be independent, as defined by Nasdaq Rule 4200 and any rule or regulation prescribed by the SEC,

(b)           Each member will meet the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, and

(c)           Each member will meet the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Responsibilities

The responsibilities of the Compensation Committee shall include:

(a)           The Compensation Committee shall annually review and approve for the CEO and the executive officers of the Company (i) the annual base salary, (ii) the annual incentive bonus, including the specific goals and amount, (iii) equity compensation, (iv) employment agreements, severance arrangements, and change in control agreements/provisions, and (v) any other benefits, compensation or arrangements.

(b)           The Compensation Committee may make recommendations to the Board of Directors with respect to incentive compensation plans.

(c)           The Compensation Committee may form and delegate authority to subcommittees when appropriate.

(d)           The Compensation Committee shall make regular reports to the Board of Directors, including the Report of the Compensation Committee required in the Company's annual proxy statement.

(e)           The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

C-1

(f)           The Compensation Committee shall annually review its own performance.

(g)           The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used by the Company to assist in the evaluation of CEO or executive officer compensation and shall have sole authority to approve the consultant's fees and other retention terms.

(h)           The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors. In addition to the above responsibilities, the Compensation Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board of Directors regarding the Committee's examinations and recommendations.

Meetings

The Compensation Committee will meet at least one time each year.  The Compensation Committee may establish its own schedule that it will provide to the Board of Directors in advance.

Reports

The Compensation Committee will record its summaries of recommendations to the Board of Directors in written form that will be incorporated as a part of the minutes of the meeting of the Board of Directors at which those recommendations are presented. The Compensation Committee shall prepare the Report of the Compensation Committee required to be included in the Company's annual proxy statement.

Minutes

The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

C-2

VASOMEDICAL, INC.
VASOMEDICAL, INC.
180 LINDEN AVENUE
WESTBURY, NY 11590

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                              DETACH AND RETURN  THIS  PORTION ONLY

                                                    THIS  PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:     For All [  ]      Withhold All [  ]     For All Except [   ]

To    withhold authority   to  vote
for   any individual   nominee(s),  mark
“For  All Except” and write  the  number(s)
of  the nominee(s) on the line below.
   _________________________________

1.  Election of Directors
 Nominees
01  Edgar Rios   02  William Dempsey   03  Behnam Movaseghi   04  Peter C. Castle   05  Simon Srybnik
06  Jun Ma                 07  David Lieberman

The Board of Directors recommends you vote FOR the following proposal:

2. Ratification of the appointment of Rothstein, Kass & Company, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2011.

    For [  ]      Against [  ]     Abstain [  ]

For address change/comments, mark here. (see reverse for instructions)  [   ]
Please indicate if you plan to attend this meeting  Yes [  ]   No [  ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
    _________________________________________________________
    Signature [PLEASE  SIGN WITHIN BOX]              Date
   ___________________________________________________________
    Signature  (Joint  Owners)                                         Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at  www.proxyvote.com .

VASOMEDICAL, INC.

BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING

                                                                           November 14, 2011

The undersigned hereby appoints JUN MA and PETER C. CASTLE, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the  stock  of  the  undersigned  in  VASOMEDICAL,  INC.,  a  Delaware  corporation,  at  the  Annual  Meeting  of Stockholders scheduled to be held on November 14, 2011 and any adjournments thereof.

THE  SHARES  REPRESENTED  HEREBY  SHALL  BE  VOTED  BY  PROXIES,  AND  EACH  OF  THEM,  ASSPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.

Address change/comments:
___________________________________________________________________________________________

___________________________________________________________________________________________
(If you noted any Address Changes and/or  Comments   above, please mark  corresponding box on the reverse side.)

Continued and to be signed on reverse side